UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2011

Commission File Number: 000-52979

Heavy Earth Resources, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	75-3160134 (I.R.S. Employer Identification No.)

36 Twinberry, Aliso Viejo, CA 92656
(Address of principal executive offices)
(949) 436-5530 (Registrant’s telephone number, including area code) Swinging Pig Productions, Inc. (Former name of registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment to the Articles of Incorporation

On October 13, 2011, Swinging Pig Productions, Inc. (the “Registrant”) filed Articles of Amendment to the Articles of Incorporation of the Registrant (the “Articles of Amendment”) with the Florida Department of State to: (i) change its name from “Swinging Pig Productions, Inc.” to “Heavy Earth Resources, Inc.” (the “Name Change”) and (ii) increase the number of authorized shares of the Registrant’s common stock from 50,000,000 to 300,000,000 (the “Authorized Stock Increase”).  The effective date of the Name Change and Authorized Stock Increase with the Florida Department of State is October 13, 2011.

A copy of the Articles of Amendment filed with the Florida Department of State is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

Forward Split

On October 17, 2011, the Registrant effectuated a 32 for 1 forward stock split of its issued and outstanding shares of common stock for shareholders of record as of October 13, 2011 (the “Forward Split”). As a result of the Forward Split, the number of issued and outstanding shares of common stock increased from 2,168,000 shares to 69,376,000 shares.  The Registrant’s common stock will continue to be $.001 par value.  Fractional shares will be rounded upward. The Forward Split is payable upon surrender of existing certificates to the Registrant’s transfer agent, Holladay Stock Transfer. The Registrant’s Board of Directors and the majority shareholder previously approved the Forward Split as described in the Information Statement on Schedule 14C filed with the SEC on September 23, 2011.

The Name Change as described in Item 5.03 above and the Forward Split took effect in the OTC markets at the open of business on October 17, 2011.

Symbol Change

In connection with the Name Change and Forward Split described above, the Financial Industry Regulatory Authority (“FINRA”) will place a “D” at the end of the Registrant’s current trading  symbol “SWGP” for 20 business days and after 20 business days, the symbol will revert back to SWGP.   FINRA will provide a new trading symbol to reflect the Name Change 10 business days after the “D” is removed.  Also, as a result of the Name Change and Forward Split, the Registrant’s CUSIP number has changed from 50188K104 to 02563A102.

Item 9.01 Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

3.1	Articles of Amendment to the Articles of Incorporation filed with the Florida Department of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

October 17, 2011	Heavy Earth Resources, Inc.

	By:	/s/ Michael Davis
Michael Davis
President